ANDERSEN, ANDERSEN & STRONG, L.C.                       941 East 3300 South
-----------------------------------------------------   Suite 202
CERTIFIED PUBLIC ACCOUNTANTS AND BUSINESS CONSULTANTS   Salt Lake City, Utah
                                                        84016
                                                        Telephone 801-486-0096




              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


ZuricKirch  Corp.


We hereby consent to the use of our report dated June 23, 2000, for the period ended December 31, 1999 in the registration statement of ZuricKirch Corp. filed in the registration Form SB2.





                                           /s/ L R Andersen
                                          Andersen Andersen and Strong L.L.C.


January 16, 2001
Salt Lake City, Utah